Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Second Quarter 2019

(Unaudited) (1)

	Actual Results	Actual Results	Guidance as of June 30, 2019
Dollars in thousands, except per share and unit	2Q 2019	YTD 2019	3Q 2019	Full-Year 2019

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$35,619	$60,122	--	--
Net income/(loss) attributable to common stockholders	$34,588	$58,080	--	--
Income/(loss) per weighted average common share, diluted	$0.12	$0.21	$0.11 to $0.13	$0.38 to $0.41

Per Share Metrics
FFO per common share and unit, diluted	$0.54	$1.05	$0.52 to $0.54	$2.09 to $2.12
FFO as Adjusted per common share and unit, diluted	$0.52	$1.02	$0.51 to $0.53	$2.05 to $2.08
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.48	$0.96	$0.46 to $0.48	$1.89 to $1.92
Dividend declared per share and unit	$0.3425	$0.6850	$0.3425	$1.37 (2)

Same-Store Operating Metrics
Revenue growth	3.7%	3.7%	--	3.40% - 4.00%
Expense growth	2.3%	2.7%	--	2.50% - 3.00%
NOI growth	4.2%	4.1%	--	3.75% - 4.50%
Physical Occupancy	96.9%	96.9%	--	96.8% - 97.0%

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	38,177	123	78.8%
Stabilized, Non-Mature	2,211	6	6.3%
Acquired Communities	1,251	4	0.8%
Redevelopment	653	2	2.2%
Development, completed	-	-	-
Non-Residential / Other	N/A	N/A	1.6%
Joint Venture (includes completed Joint Venture developments) (3)	7,452	29	10.2%
Developer Capital Program - West Coast Development JV	276	1	0.1%
Total completed homes (excluding Held for Disposition)	50,020	165	100%
Joint Venture Held for Disposition	443	2	-
Under Development	-	-	-
Joint Venture Under Development	366	1	-
Total Quarter-end homes (3)(4)	50,829	168	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	2Q 2019	2Q 2018
Consolidated Interest Coverage Ratio	5.0x	4.7x
Consolidated Fixed Charge Coverage Ratio	4.9x	4.6x
Consolidated Debt as a percentage of Total Assets	32.1%	33.4%
Consolidated Net Debt-to-EBITDAre	5.4x	5.7x

(1)	See Attachment 16 for definitions and other terms.
(2)	Annualized for 2019.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 2,082 homes that are part of the Developer Capital Program – Other as described in Attachment 12(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2019	2018	2019	2018

REVENUES:
Rental income	$ 278,463	$ 256,634	$ 546,385	$ 507,117
Joint venture management and other fees	2,845	3,109	5,596	5,931
Total revenues	281,308	259,743	551,981	513,048

OPERATING EXPENSES:
Property operating and maintenance	42,894	41,452	84,833	82,039
Real estate taxes and insurance	35,834	31,907	72,134	65,189
Property management	8,006	7,057	15,709	13,945
Other operating expenses	2,735	2,825	8,381	4,834
Real estate depreciation and amortization	117,934	106,520	230,402	214,656
General and administrative	12,338	12,373	24,805	24,132
Casualty-related charges/(recoveries), net	246	746	246	1,686
Other depreciation and amortization	1,678	1,684	3,334	3,375
Total operating expenses	221,665	204,564	439,844	409,856

Gain/(loss) on sale of real estate owned	5,282	-	5,282	70,300
Operating income	64,925	55,179	117,419	173,492

Income/(loss) from unconsolidated entities	6,625	(2,032)	6,674	(3,709)
Interest expense	(34,417)	(31,598)	(67,959)	(61,541)
Interest income and other income/(expense), net (2)	1,310	1,128	11,123	3,887

Income/(loss) before income taxes	38,443	22,677	67,257	112,129
Tax (provision)/benefit, net (2)	(125)	(233)	(2,337)	(460)

Net Income/(loss)	38,318	22,444	64,920	111,669
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(2,652)	(1,813)	(4,709)	(9,203)
Net (income)/loss attributable to noncontrolling interests	(47)	(30)	(89)	(109)

Net income/(loss) attributable to UDR, Inc.	35,619	20,601	60,122	102,357
Distributions to preferred stockholders - Series E (Convertible)	(1,031)	(971)	(2,042)	(1,926)

Net income/(loss) attributable to common stockholders	$ 34,588	$ 19,630	$ 58,080	$ 100,431

Income/(loss) per weighted average common share - basic:	$ 0.12	$ 0.07	$ 0.21	$ 0.38
Income/(loss) per weighted average common share - diluted:	$ 0.12	$ 0.07	$ 0.21	$ 0.37

Common distributions declared per share	$0.3425	$0.3225	$0.6850	$0.6450

Weighted average number of common shares outstanding - basic	281,960	267,311	279,494	267,428
Weighted average number of common shares outstanding - diluted	282,575	268,890	280,081	269,002

(1)	See Attachment 16 for definitions and other terms.
(2)

During the six months ended June 30, 2019, UDR earned a promoted interest of $8.5 million on the payment of a promissory note receivable from a multifamily technology company.  The estimated tax provision on the payment was approximately $2.0 million.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share and unit amounts	2019	2018	2019	2018

Net income/(loss) attributable to common stockholders	$34,588	$19,630	$58,080	$100,431

Real estate depreciation and amortization	117,934	106,520	230,402	214,656
Noncontrolling interests	2,699	1,843	4,798	9,312
Real estate depreciation and amortization on unconsolidated joint ventures	15,211	15,512	30,885	29,852
Cumulative effect of change in accounting principle	-	-	-	(2,100)
Net gain on the sale of unconsolidated depreciable property	(5,251)	-	(5,251)	-
Net gain on the sale of depreciable real estate owned	-	-	-	(70,300)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$165,181	$143,505	$318,914	$281,851

Distributions to preferred stockholders - Series E (Convertible) (2)	1,031	971	2,042	1,926

FFO attributable to common stockholders and unitholders, diluted	$166,212	$144,476	$320,956	$283,777

FFO per weighted average common share and unit, basic	$0.54	$0.49	$1.05	$0.97
FFO per weighted average common share and unit, diluted	$0.54	$0.49	$1.05	$0.96

Weighted average number of common shares and OP/DownREIT Units outstanding - basic	304,696	291,885	302,998	291,968
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding - diluted	308,322	296,475	306,596	296,553

Impact of adjustments to FFO:
Promoted interest on settlement of note receivable, net of tax (3)	$-	$-	$(6,482)	$-
Legal and other costs (4)	-	625	3,431	625
Net gain on the sale of non-depreciable real estate owned	(5,282)	-	(5,282)	-
Casualty-related charges/(recoveries), net	246	806	261	1,815
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	81	-	227	-
	$(4,955)	$1,431	$(7,845)	$2,440

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$161,257	$145,907	$313,111	$286,217

FFO as Adjusted per weighted average common share and unit, diluted	$0.52	$0.49	$1.02	$0.97

Recurring capital expenditures	(12,750)	(12,781)	(19,968)	(19,450)
AFFO attributable to common stockholders and unitholders, diluted	$148,507	$133,126	$293,143	$266,767

AFFO per weighted average common share and unit, diluted	$0.48	$0.45	$0.96	$0.90

(1)	See Attachment 16 for definitions and other terms.
(2)

Series E preferred shares are dilutive for purposes of calculating FFO per share for the three and six months ended June 30, 2019 and June 30, 2018.  Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(3)	See footnote 2 on Attachment 1.
(4)

During 1Q19, UDR adopted ASU No. 2016-02, Leases (codified as ASC 842), which changed how UDR recognizes costs incurred to obtain resident and retail leases.  Prior to adoption, UDR deferred and amortized over the lease term certain direct leasing costs.  Under the updated standard, only those direct costs that are incremental to the arrangement may be deferred and any direct costs to negotiate or arrange a lease that would have been incurred regardless of whether the lease was obtained (“non-incremental costs”) shall be expensed as incurred.  The standard also provided a practical expedient whereby an entity need not reassess direct costs for any pre-existing leases upon adoption.  As such, the adoption of the standard resulted in UDR expensing any new non-incremental costs as incurred and continuing to amortize the pre-existing non-incremental costs deferred upon adoption over the remaining lease terms.  The impact for the six months ended June 30, 2019 for the amortization expense related to the pre-existing non-incremental costs was $1.1 million, which is backed out for FFO as Adjusted in Legal and other costs.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	June 30,	December 31,
In thousands, except share and per share amounts	2019	2018

ASSETS
Real estate owned:
Real estate held for investment	$ 11,011,516	$ 10,196,159
Less: accumulated depreciation	(3,878,897)	(3,654,160)
Total real estate owned, net of accumulated depreciation	7,132,619	6,541,999

Cash and cash equivalents	981	185,216
Restricted cash	23,042	23,675
Notes receivable, net	37,494	42,259
Investment in and advances to unconsolidated joint ventures, net	769,000	780,869
Operating lease right-of-use assets (2)	93,939	-
Other assets	140,191	137,710
Total assets	$ 8,197,266	$ 7,711,728

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$ 598,389	$ 601,227
Unsecured debt	3,272,200	2,946,560
Operating lease liabilities (2)	88,099	-
Real estate taxes payable	23,919	20,608
Accrued interest payable	42,029	38,747
Security deposits and prepaid rent	35,222	35,060
Distributions payable	105,611	97,666
Accounts payable, accrued expenses, and other liabilities	63,250	76,343
Total liabilities	4,228,719	3,816,211

Redeemable noncontrolling interests in the OP and DownREIT Partnership	1,000,532	972,740

Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,780,994 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,780,994 shares at December 31, 2018)	46,200	46,200
15,097,917 shares of Series F outstanding (15,802,393 shares
at December 31, 2018)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
283,104,643 shares issued and outstanding (275,545,900 shares at December 31, 2018)	2,831	2,755
Additional paid-in capital	5,244,819	4,920,732
Distributions in excess of net income	(2,336,609)	(2,063,996)
Accumulated other comprehensive income/(loss), net	(7,838)	(67)
Total stockholders' equity	2,949,404	2,905,625
Noncontrolling interests	18,611	17,152
Total equity	2,968,015	2,922,777
Total liabilities and equity	$ 8,197,266	$ 7,711,728

(1)	See Attachment 16 for definitions and other terms.
(2)

During 1Q19, UDR adopted ASU No. 2016-02, Leases (codified as ASC 842).  The updated standard requires lessees to recognize a lease liability and a right-of-use asset for all leases on their balance sheets (with certain exceptions provided by the standard).  The standard also provides a transition option that permits entities to not recast the comparative periods presented when transitioning to the standard.  Given that UDR elected the transition option, there are no comparable balances as of December 31, 2018.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	June 30,	December 31,
Common Stock and Equivalents	2019	2018

Common shares	282,849,744	275,239,072
Restricted shares	254,899	306,828
Total common shares	283,104,643	275,545,900
Restricted unit and common stock equivalents	429,293	385,088
Operating and DownREIT Partnership units	20,536,865	22,800,064
Class A Limited Partnership units	1,751,671	1,751,671
Series E cumulative convertible preferred shares (2)	3,010,843	3,010,843
Total common shares, OP/DownREIT units, and common stock equivalents	308,833,315	303,493,566

Weighted Average Number of Shares Outstanding	2Q 2019	2Q 2018

Weighted average number of common shares and OP/DownREIT units outstanding - basic	304,695,905	291,885,082
Weighted average number of OP/DownREIT units outstanding	(22,736,366)	(24,573,867)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	281,959,539	267,311,215

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	308,322,431	296,474,487
Weighted average number of OP/DownREIT units outstanding	(22,736,366)	(24,573,867)
Weighted average number of Series E cumulative convertible preferred shares outstanding (3)	(3,010,843)	(3,010,843)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	282,575,222	268,889,777

	Year-to-Date 2019	Year-to-Date 2018

Weighted average number of common shares and OP/DownREIT units outstanding - basic	302,998,559	291,968,187
Weighted average number of OP/DownREIT units outstanding	(23,504,227)	(24,540,379)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	279,494,332	267,427,808

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	306,596,164	296,553,087
Weighted average number of OP/DownREIT units outstanding	(23,504,227)	(24,540,379)
Weighted average number of Series E cumulative convertible preferred shares outstanding (3)	(3,010,843)	(3,010,843)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	280,081,094	269,001,865

(1)	See Attachment 16 for definitions and other terms.
(2)

At June 30, 2019 and December 31, 2018 there were 2,780,994 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 3,010,843 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

(3)

Series E cumulative convertible preferred shares are anti-dilutive for purposes of calculating Income/(loss) per weighted average common share for the three and six months ended June 30, 2019 and June 30, 2018.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$ 501,118		12.9%	3.84%	4.6
	Floating		94,700		2.4%	2.17%	3.7
	Combined		595,818		15.3%	3.58%	4.5

Unsecured	Fixed		2,830,644	(3)	72.8%	3.69%	5.7
	Floating		460,378		11.9%	2.74%	0.5
	Combined		3,291,022		84.7%	3.55%	5.0

Total Debt	Fixed		3,331,762		85.7%	3.71%	5.5
	Floating		555,078		14.3%	2.64%	1.0
	Combined		3,886,840		100.0%	3.56%	4.9
	Total Non-Cash Adjustments (4)		(16,251)
	Total per Balance Sheet		$ 3,870,589			3.64%

Debt Maturities, In thousands
			Revolving Credit
		Unsecured	Facilities & Comm.				Weighted Average
	Secured Debt (5)	Debt (5)	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2019	$ 69,623	$-	$ 392,000		$ 461,623	11.9%	2.59%
2020	198,076	300,000	-		498,076	12.8%	3.87%
2021	1,117	-	33,378		34,495	0.9%	3.23%
2022	1,157	400,000	-		401,157	10.3%	4.62%
2023	41,245	350,000	-		391,245	10.1%	2.22%
2024	-	315,644	-		315,644	8.1%	3.93%
2025	127,600	300,000	-		427,600	11.0%	4.26%
2026	50,000	300,000	-		350,000	9.0%	2.99%
2027	-	300,000	-		300,000	7.7%	3.50%
2028	80,000	300,000	-		380,000	9.8%	3.62%
Thereafter	27,000	300,000	-		327,000	8.4%	4.09%
	595,818	2,865,644	425,378		3,886,840	100.0%	3.56%
Total Non-Cash Adjustments (4)	2,571	(18,822)	-		(16,251)
Total per Balance Sheet	$ 598,389	$2,846,822	$ 425,378		$ 3,870,589		3.64%

(1)	See Attachment 16 for definitions and other terms.
(2)

The 2019 maturity reflects the $392.0 million of principal outstanding at an interest rate of 2.65%, an equivalent of LIBOR plus a spread of 25 basis points, on the Company’s unsecured commercial paper program as of June 30, 2019.  Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $500.0 million.  If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 5.3 years without extensions and 5.4 years with extensions.

(3)

Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average all-in rate of 1.93% until January 2020 and 2.55% from January 2020 until January 2021.

(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)

There were no borrowings outstanding on our $1.1 billion line of credit at June 30, 2019.  The facility has a maturity date of January 2023, plus two six-month extension options and carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.

(7)

There was $33.4 million outstanding on our $75.0 million working capital credit facility at June 30, 2019.  The facility has a maturity date of January 2021.  The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					June 30, 2019
Net income/(loss)					$ 38,318
Adjustments:
Interest expense, including costs associated with debt extinguishment					34,417
Real estate depreciation and amortization					117,934
Other depreciation and amortization					1,678
Tax provision/(benefit), net					125
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					20,232
EBITDAre					$ 212,704

Casualty-related charges/(recoveries), net					246
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net					81
Net gain on the sale of non-depreciable real estate owned					(5,282)
(Income)/loss from unconsolidated entities					(6,625)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(20,232)
Management fee expense on unconsolidated joint ventures					(1,341)
Consolidated EBITDAre - adjusted for non-recurring items					$ 179,551

Annualized consolidated EBITDAre - adjusted for non-recurring items					$ 718,204

Interest expense, including costs associated with debt extinguishment					34,417
Capitalized interest expense					1,236
Total interest					$ 35,653

Preferred dividends					$ 1,031

Total debt					$ 3,870,589
Cash					(981)
Net debt					$ 3,869,608

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.0x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.9x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.4x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	32.9% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.1x	Yes
Maximum Secured Debt Ratio			≤40.0%	10.9%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	358.8%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	32.1% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.6x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	4.9%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	304.9%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	2Q 2019 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	37,360	$ 177,575	88.9%	$ 9,702,756	88.1%
Encumbered assets	4,932	22,160	11.1%	1,308,760	11.9%
	42,292	$ 199,735	100.0%	$ 11,011,516	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated September 27, 2018.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Revenues
Same-Store Communities	38,177	$242,222	$ 239,004	$ 236,291	$ 236,224	$ 233,652
Stabilized, Non-Mature Communities	2,211	19,396	16,114	10,032	6,300	3,225
Acquired Communities	1,251	2,614	-	-	-	-
Redevelopment Communities	653	7,487	7,883	8,081	8,105	7,774
Development Communities	-	-	-	-	-	-
Non-Residential / Other (2)	-	6,120	4,259	6,626	8,147	7,417
Total	42,292	$277,839	$ 267,260	$ 261,030	$ 258,776	$ 252,068

Expenses
Same-Store Communities		$67,266	$ 68,071	$ 67,239	$ 68,547	$ 65,740
Stabilized, Non-Mature Communities		5,445	4,658	3,186	3,251	2,362
Acquired Communities		912	-	-	-	-
Redevelopment Communities		2,575	2,651	2,570	2,821	2,304
Development Communities		-	-	-	-	-
Non-Residential / Other (2)		2,530	2,859	2,930	2,419	1,569
Total (3)		$78,728	$ 78,239	$ 75,925	$ 77,038	$ 71,975

Net Operating Income
Same-Store Communities		$174,956	$ 170,933	$ 169,052	$ 167,677	$ 167,912
Stabilized, Non-Mature Communities		13,951	11,456	6,846	3,049	863
Acquired Communities		1,702	-	-	-	-
Redevelopment Communities		4,912	5,232	5,511	5,284	5,470
Development Communities		-	-	-	-	-
Non-Residential / Other (2)		3,590	1,400	3,696	5,728	5,848
Total		$199,111	$ 189,021	$ 185,105	$ 181,738	$ 180,093

Operating Margin
Same-Store Communities		72.2%	71.5%	71.5%	71.0%	71.9%

Weighted Average Physical Occupancy
Same-Store Communities		96.9%	96.8%	96.8%	96.8%	96.9%
Stabilized, Non-Mature Communities		94.1%	89.8%	82.7%	74.2%	60.1%
Acquired Communities		84.8%	-	-	-	-
Redevelopment Communities		93.1%	96.6%	97.4%	97.7%	96.9%
Development Communities		-	-	-	-	-
Other (4)		-	-	-	-	-
Total		96.4%	96.5%	96.4%	96.0%	96.4%

Sold and Held for Disposition Communities
Revenues	-	$624	$ 662	$ 3,702	$ 4,480	$ 4,566
Expenses (3)		-	-	1,395	1,404	1,384
Net Operating Income/(Loss)		$624	$ 662	$ 2,307	$ 3,076	$ 3,182

Total	42,292	$199,735	$ 189,683	$ 187,412	$ 184,814	$ 183,275

(1)	See Attachment 16 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)

The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.

(4)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 2Q 2019
	SS Operating
Year-Over-Year Comparison	Expenses	2Q 2019	2Q 2018	% Change

Personnel	20.5%	$ 13,780	$ 15,143	-9.0%
Utilities	13.3%	8,933	9,004	-0.8%
Repair and maintenance	14.4%	9,663	8,299	16.4%
Administrative and marketing	6.9%	4,657	4,424	5.3%
Controllable expenses	55.1%	37,033	36,870	0.4%

Real estate taxes (2)	41.0%	$ 27,625	$ 26,395	4.7%
Insurance	3.9%	2,608	2,475	5.4%
Same-Store operating expenses (2)	100.0%	$ 67,266	$ 65,740	2.3%

Same-Store Homes	38,177

	% of 2Q 2019
	SS Operating
Sequential Comparison	Expenses	2Q 2019	1Q 2019	% Change

Personnel	20.5%	$ 13,780	$ 13,992	-1.5%
Utilities	13.3%	8,933	9,900	-9.8%
Repair and maintenance	14.4%	9,663	8,708	11.0%
Administrative and marketing	6.9%	4,657	4,418	5.4%
Controllable expenses	55.1%	37,033	37,018	0.0%

Real estate taxes (2)	41.0%	$ 27,625	$ 28,252	-2.2%
Insurance	3.9%	2,608	2,801	-6.8%
Same-Store operating expenses (2)	100.0%	$ 67,266	$ 68,071	-1.2%

Same-Store Homes	38,177

	% of YTD 2019
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2019	YTD 2018	% Change

Personnel	20.5%	$ 27,549	$ 29,502	-6.6%
Utilities	13.9%	18,668	18,493	0.9%
Repair and maintenance	13.5%	18,143	15,723	15.4%
Administrative and marketing	6.6%	8,792	8,486	3.6%
Controllable expenses	54.5%	73,152	72,204	1.3%

Real estate taxes (2)	41.5%	$ 55,624	$ 53,463	4.0%
Insurance	4.0%	5,385	4,929	9.3%
Same-Store operating expenses (2)	100.0%	$ 134,161	$ 130,596	2.7%

Same-Store Homes	37,959

(1)	See Attachment 16 for definitions and other terms.
(2)

The year-over-year, sequential and year-to-date comparisons presented above include $66 thousand, $0 and $132 thousand, respectively, of higher New York real estate taxes due to 421g exemption reductions.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

June 30, 2019

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
Orange County, CA	4,434	902	-	5,336	381	5,717
San Francisco, CA	2,751	-	-	2,751	602	3,353
Seattle, WA	2,837	155	-	2,992	224	3,216
Los Angeles, CA	1,225	-	-	1,225	784	2,009
Monterey Peninsula, CA	1,565	-	-	1,565	-	1,565
Other Southern CA	654	-	-	654	571	1,225
Portland, OR	476	-	-	476	-	476
	13,942	1,057	-	14,999	2,562	17,561

Mid-Atlantic Region
Metropolitan DC	7,799	-	-	7,799	214	8,013
Richmond, VA	1,358	-	-	1,358	-	1,358
Baltimore, MD	720	-	498	1,218	379	1,597
	9,877	-	498	10,375	593	10,968

Southeast Region
Orlando, FL	2,500	-	-	2,500	-	2,500
Tampa, FL	2,287	381	240	2,908	-	2,908
Nashville, TN	2,260	-	-	2,260	-	2,260
Other Florida	636	-	-	636	-	636
	7,683	381	240	8,304	-	8,304

Northeast Region
New York, NY	1,452	188	493	2,133	710	2,843
Boston, MA	1,388	585	360	2,333	1,302	3,635
Philadelphia, PA	-	-	313	313	290	603
	2,840	773	1,166	4,779	2,302	7,081

Southwest Region
Dallas, TX	2,345	-	-	2,345	1,513	3,858
Austin, TX	1,272	-	-	1,272	259	1,531
Denver, CO	218	-	-	218	223	441
	3,835	-	-	3,835	1,995	5,830

Totals	38,177	2,211	1,904	42,292	7,452	49,744

Communities (5)	123	6	6	135	29	164

Developer Capital Program - West Coast Development JV (6)			276	1
Total completed homes (excluding Held for Disposition)			50,020	165
Joint Venture Held for Disposition			443	2
Under Development (7)			-	-
Joint Venture Under Development (7)			366	1

Total Quarter-end homes and communities			50,829	168

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5.  Excludes development homes not yet completed and Sold and Held for Disposition Communities.

(4)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5)	Represents communities whereby 100 percent of all development homes have been completed.
(6)

Represents Developer Capital Program – West Coast Development JV homes at 100 percent.  Excludes 2,082 homes that are part of the Developer Capital Program - Other.  See Attachment 12(B) for UDR's Developer Capital Program details.

(7)	See Attachments 9 and 12(A) for UDR’s developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary

Portfolio Overview as of Quarter Ended

June 30, 2019

(Unaudited) (1)

Non-Mature Home Breakout - By Date (quarter indicates anticipated date of QTD Same-Store inclusion)

Community	Category		# of Homes	Location	Same-Store Date

Parallel	Stabilized, Non-Mature		386	Orange County, CA	2Q20

Cityline II	Stabilized, Non-Mature		155	Seattle, WA	2Q20

Lenoard Pointe	Stabilized, Non-Mature		188	New York, NY	2Q20

Peridot Palms	Stabilized, Non-Mature		381	Tampa, FL	2Q20

The Residences at Pacific City	Stabilized, Non-Mature		516	Orange County, CA	3Q20

345 Harrison Street	Stabilized, Non-Mature		585	Boston, MA	3Q20

The Preserve at Gateway	Acquisition		240	Tampa, FL	3Q20

Currents on the Charles	Acquisition		200	Boston, MA	3Q20

Rodgers Forge	Acquisition		498	Baltimore, MD	4Q20

Park Square	Acquisition		313	Philadelphia, PA	2Q21

10 Hanover Square	Redevelopment		493	New York, NY	2Q22

Garrison Square	Redevelopment		160	Boston, MA	2Q22

Total			4,115

Summary of Non-Mature Home Activity
		Stabilized,
	Market	Non-Mature	Acquired	Redevelopment	Development	Total
Non-Mature Homes at March 31, 2019		218	1,110	653	1,101	3,082
Parallel	Orange County, CA	386	(386)	-	-	-
CityLine II	Seattle, WA	155	(155)	-	-	-
Leonard Pointe	New York, NY	188	(188)	-	-	-
Peridot Palms	Tampa, FL	381	(381)	-	-	-
The Residences at Pacific City	Orange County, CA	516	-	-	(516)	-
345 Harrison Street	Boston, MA	585	-	-	(585)	-
Steele Creek	Denver, CO	(218)	-	-	-	(218)
The Preserve at Gateway	Tampa, FL	-	240	-	-	240
Currents on the Charles	Boston, MA	-	200	-	-	200
Rodgers Forge	Baltimore, MD	-	498	-	-	498
Park Square	Philadelphia, PA	-	313	-	-	313
Non-Mature Homes at June 30, 2019		2,211	1,251	653	-	4,115

(1)	See Attachment 16 for definitions and other terms.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary

Portfolio Overview as of Quarter Ended

June 30, 2019

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3)	Homes	Homes (4)	(incl. JV at share) (4)

West Region
Orange County, CA	$ 2,358	$3,303	$-	$ 2,515	$ 2,708	$ 2,522
San Francisco, CA	3,769	-	-	3,769	5,256	3,917
Seattle, WA	2,523	2,268	-	2,511	4,281	2,574
Los Angeles, CA	2,896	-	-	2,896	3,708	3,085
Monterey Peninsula, CA	1,875	-	-	1,875	-	1,875
Other Southern CA	1,982	-	-	1,982	3,018	2,293
Portland, OR	1,582	-	-	1,582	-	1,582

Mid-Atlantic Region
Metropolitan DC	2,085	-	-	2,085	3,155	2,098
Richmond, VA	1,390	-	-	1,390	-	1,390
Baltimore, MD	1,736	-	1,302	1,567	1,747	1,591

Southeast Region
Orlando, FL	1,408	-	-	1,408	-	1,408
Tampa, FL	1,458	1,762	1,491	1,500	-	1,500
Nashville, TN	1,322	-	-	1,322	-	1,322
Other Florida	1,662	-	-	1,662	-	1,662

Northeast Region
New York, NY	4,549	3,542	3,909	4,316	4,799	4,385
Boston, MA	2,926	3,764	3,583	3,232	2,575	3,088
Philadelphia, PA	-	-	1,991	1,991	3,422	2,546

Southwest Region
Dallas, TX	1,361	-	-	1,361	1,640	1,429
Austin, TX	1,516	-	-	1,516	4,545	1,796
Denver, CO	3,294	-	-	3,294	3,172	3,251

Weighted Average	$ 2,183	$3,106	$2,586	$ 2,246	$ 3,123	$ 2,316

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.

(4)	Represents joint ventures at UDR's ownership interests. Excludeds joint venture held for disposition communities. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market

June 30, 2019

(Dollars in Thousands)

(Unaudited) (1)

	Three Months Ended June 30, 2019

			UDR's
	Same-Store	Non Same-Store (2)	Share of JVs (2)(3)	Total

Net Operating Income	$ 174,956	$ 24,155	$ 22,596	$ 221,707

% of Net Operating Income	78.9%	10.9%	10.2%	100.0%

Three Months Ended June 30, 2019

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total

West Region			Southeast Region
Orange County, CA	13.5%	13.8%	Orlando, FL	4.1%	3.2%
San Francisco, CA	13.3%	11.9%	Tampa, FL	3.7%	3.6%
Seattle, WA	8.8%	8.4%	Nashville, TN	3.7%	2.9%
Los Angeles, CA	4.3%	4.5%	Other Florida	1.1%	0.9%
Monterey Peninsula, CA	3.8%	3.0%		12.6%	10.6%
Other Southern CA	1.6%	2.0%	Northeast Region
Portland, OR	0.9%	0.7%	New York, NY	7.2%	10.0%
	46.2%	44.3%	Boston, MA	5.1%	8.5%
			Philadelphia, PA	0.0%	0.8%
Mid-Atlantic Region				12.3%	19.3%
Metropolitan DC	19.1%	15.6%	Southwest Region
Richmond, VA	2.4%	1.9%	Dallas, TX	3.3%	3.5%
Baltimore, MD	1.5%	1.9%	Austin, TX	1.8%	1.9%
	23.0%	19.4%	Denver, CO	0.8%	1.0%
				5.9%	6.4%

			Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Sold and Held for Disposition Communities.
(3)	Includes UDR's share of joint venture and partnership NOI on Attachment 12(A) but excludes UDR’s share of Developer Capital Program NOI on Attachment 12(B).

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2019

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 2019 NOI	2Q 19	2Q 18	Change	2Q 19	2Q 18	Change

West Region
Orange County, CA	4,434	13.5%	96.0%	96.0%	0.0%	$ 2,358	$ 2,296	2.7%
San Francisco, CA	2,751	13.3%	97.1%	97.0%	0.1%	3,769	3,560	5.9%
Seattle, WA	2,837	8.8%	97.1%	96.7%	0.4%	2,523	2,404	5.0%
Los Angeles, CA	1,225	4.3%	95.9%	95.5%	0.4%	2,896	2,815	2.9%
Monterey Peninsula, CA	1,565	3.8%	97.2%	97.4%	-0.2%	1,875	1,757	6.7%
Other Southern CA	654	1.6%	96.8%	96.8%	0.0%	1,982	1,880	5.4%
Portland, OR	476	0.9%	96.5%	96.7%	-0.2%	1,582	1,577	0.3%
	13,942	46.2%	96.6%	96.5%	0.1%	2,620	2,509	4.4%

Mid-Atlantic Region
Metropolitan DC	7,799	19.1%	97.3%	97.5%	-0.2%	2,085	2,025	3.0%
Richmond, VA	1,358	2.4%	97.9%	98.2%	-0.3%	1,390	1,332	4.4%
Baltimore, MD	720	1.5%	96.8%	96.5%	0.3%	1,736	1,698	2.2%
	9,877	23.0%	97.4%	97.6%	-0.2%	1,962	1,903	3.1%

Southeast Region
Orlando, FL	2,500	4.1%	96.4%	96.9%	-0.5%	1,408	1,335	5.5%
Tampa, FL	2,287	3.7%	97.0%	97.5%	-0.5%	1,458	1,406	3.7%
Nashville, TN	2,260	3.7%	97.5%	96.8%	0.7%	1,322	1,282	3.1%
Other Florida	636	1.1%	96.3%	97.0%	-0.7%	1,662	1,586	4.8%
	7,683	12.6%	96.9%	97.1%	-0.2%	1,418	1,361	4.2%

Northeast Region
New York, NY	1,452	7.2%	97.5%	97.2%	0.3%	4,549	4,486	1.4%
Boston, MA	1,388	5.1%	96.4%	96.9%	-0.5%	2,926	2,806	4.3%
	2,840	12.3%	97.0%	97.0%	0.0%	3,760	3,670	2.5%

Southwest Region
Dallas, TX	2,345	3.3%	97.1%	96.6%	0.5%	1,361	1,349	0.9%
Austin, TX	1,272	1.8%	97.4%	96.9%	0.5%	1,516	1,446	4.8%
Denver, CO	218	0.8%	94.8%	92.7%	2.1%	3,294	3,343	-1.5%
	3,835	5.9%	97.0%	96.5%	0.5%	1,521	1,492	2.0%

Total/Weighted Avg.	38,177	100.0%	96.9%	96.9%	0.0%	$ 2,183	$ 2,105	3.7%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2019

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 19	2Q 18	Change	2Q 19	2Q 18	Change	2Q 19	2Q 18	Change

West Region
Orange County, CA	4,434	$ 30,114	$ 29,320	2.7%	$ 6,533	$ 6,413	1.9%	$ 23,581	$ 22,907	2.9%
San Francisco, CA	2,751	30,206	28,500	6.0%	7,022	6,668	5.3%	23,184	21,832	6.2%
Seattle, WA	2,837	20,848	19,787	5.4%	5,437	5,557	-2.2%	15,411	14,230	8.3%
Los Angeles, CA	1,225	10,207	9,881	3.3%	2,693	2,596	3.7%	7,514	7,285	3.1%
Monterey Peninsula, CA	1,565	8,558	8,036	6.5%	1,845	1,808	2.0%	6,713	6,228	7.8%
Other Southern CA	654	3,765	3,570	5.5%	935	861	8.6%	2,830	2,709	4.5%
Portland, OR	476	2,180	2,177	0.1%	580	539	7.6%	1,600	1,638	-2.4%
	13,942	105,878	101,271	4.5%	25,045	24,442	2.5%	80,833	76,829	5.2%

Mid-Atlantic Region
Metropolitan DC	7,799	47,458	46,188	2.7%	14,116	13,962	1.1%	33,342	32,226	3.5%
Richmond, VA	1,358	5,544	5,330	4.0%	1,381	1,253	10.2%	4,163	4,077	2.1%
Baltimore, MD	720	3,629	3,540	2.5%	1,089	1,104	-1.4%	2,540	2,436	4.3%
	9,877	56,631	55,058	2.9%	16,586	16,319	1.6%	40,045	38,739	3.4%

Southeast Region
Orlando, FL	2,500	10,180	9,701	4.9%	2,963	2,806	5.6%	7,217	6,895	4.7%
Tampa, FL	2,287	9,704	9,403	3.2%	3,158	3,042	3.8%	6,546	6,361	2.9%
Nashville, TN	2,260	8,739	8,411	3.9%	2,345	2,407	-2.6%	6,394	6,004	6.5%
Other Florida	636	3,053	2,936	4.0%	1,051	1,036	1.5%	2,002	1,900	5.4%
	7,683	31,676	30,451	4.0%	9,517	9,291	2.4%	22,159	21,160	4.7%

Northeast Region
New York, NY	1,452	19,319	18,993	1.7%	6,777	6,358	6.6%	12,542	12,635	-0.7%
Boston, MA	1,388	11,745	11,322	3.7%	2,812	2,837	-0.9%	8,933	8,485	5.3%
	2,840	31,064	30,315	2.5%	9,589	9,195	4.3%	21,475	21,120	1.7%

Southwest Region
Dallas, TX	2,345	9,296	9,169	1.4%	3,569	3,602	-0.9%	5,727	5,567	2.9%
Austin, TX	1,272	5,635	5,352	5.3%	2,402	2,281	5.3%	3,233	3,071	5.3%
Denver, CO	218	2,042	2,036	0.3%	558	610	-8.6%	1,484	1,426	4.0%
	3,835	16,973	16,557	2.5%	6,529	6,493	0.6%	10,444	10,064	3.8%

Total	38,177	$ 242,222	$ 233,652	3.7%	$ 67,266	$ 65,740	2.3%	$ 174,956	$ 167,912	4.2%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2019

(Unaudited) (1)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 19	1Q 19	Change	2Q 19	1Q 19	Change

West Region
Orange County, CA	4,434	96.0%	96.0%	0.0%	$ 2,358	$ 2,335	1.0%
San Francisco, CA	2,751	97.1%	97.0%	0.1%	3,769	3,655	3.1%
Seattle, WA	2,837	97.1%	96.2%	0.9%	2,523	2,470	2.1%
Los Angeles, CA	1,225	95.9%	96.9%	-1.0%	2,896	2,874	0.8%
Monterey Peninsula, CA	1,565	97.2%	95.9%	1.3%	1,875	1,853	1.2%
Other Southern CA	654	96.8%	96.8%	0.0%	1,982	1,933	2.5%
Portland, OR	476	96.5%	96.6%	-0.1%	1,582	1,570	0.8%
	13,942	96.6%	96.4%	0.2%	2,620	2,573	1.8%

Mid-Atlantic Region
Metropolitan DC	7,799	97.3%	97.7%	-0.4%	2,085	2,069	0.8%
Richmond, VA	1,358	97.9%	97.5%	0.4%	1,390	1,363	2.0%
Baltimore, MD	720	96.8%	97.2%	-0.4%	1,736	1,707	1.7%
	9,877	97.4%	97.6%	-0.2%	1,962	1,946	0.8%

Southeast Region
Orlando, FL	2,500	96.4%	96.5%	-0.1%	1,408	1,394	1.0%
Tampa, FL	2,287	97.0%	97.0%	0.0%	1,458	1,445	0.9%
Nashville, TN	2,260	97.5%	97.0%	0.5%	1,322	1,309	1.0%
Other Florida	636	96.3%	95.7%	0.6%	1,662	1,646	1.0%
	7,683	96.9%	96.7%	0.2%	1,418	1,405	1.0%

Northeast Region
New York, NY	1,452	97.5%	98.2%	-0.7%	4,549	4,483	1.5%
Boston, MA	1,388	96.4%	96.0%	0.4%	2,926	2,913	0.4%
	2,840	97.0%	97.1%	-0.1%	3,760	3,725	1.0%

Southwest Region
Dallas, TX	2,345	97.1%	96.1%	1.0%	1,361	1,376	-1.1%
Austin, TX	1,272	97.4%	97.4%	0.0%	1,516	1,502	0.9%
Denver, CO	218	94.8%	96.9%	-2.1%	3,294	3,071	7.3%
	3,835	97.0%	96.6%	0.4%	1,521	1,515	0.4%

Total/Weighted Avg.	38,177	96.9%	96.8%	0.1%	$ 2,183	$ 2,155	1.3%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2019

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 19	1Q 19	Change	2Q 19	1Q 19	Change	2Q 19	1Q 19	Change

West Region
Orange County, CA	4,434	$ 30,114	$ 29,819	1.0%	$ 6,533	$ 6,865	-4.8%	$ 23,581	$ 22,954	2.7%
San Francisco, CA	2,751	30,206	29,259	3.2%	7,022	6,813	3.1%	23,184	22,446	3.3%
Seattle, WA	2,837	20,848	20,226	3.1%	5,437	5,540	-1.9%	15,411	14,686	4.9%
Los Angeles, CA	1,225	10,207	10,233	-0.2%	2,693	2,761	-2.5%	7,514	7,472	0.6%
Monterey Peninsula, CA	1,565	8,558	8,344	2.6%	1,845	1,860	-0.8%	6,713	6,484	3.5%
Other Southern CA	654	3,765	3,672	2.5%	935	880	6.3%	2,830	2,792	1.4%
Portland, OR	476	2,180	2,166	0.6%	580	561	3.4%	1,600	1,605	-0.4%
	13,942	105,878	103,719	2.1%	25,045	25,280	-0.9%	80,833	78,439	3.1%

Mid-Atlantic Region
Metropolitan DC	7,799	47,458	47,304	0.3%	14,116	14,700	-4.0%	33,342	32,604	2.3%
Richmond, VA	1,358	5,544	5,416	2.4%	1,381	1,353	2.2%	4,163	4,063	2.4%
Baltimore, MD	720	3,629	3,583	1.3%	1,089	1,071	1.6%	2,540	2,512	1.1%
	9,877	56,631	56,303	0.6%	16,586	17,124	-3.1%	40,045	39,179	2.2%

Southeast Region
Orlando, FL	2,500	10,180	10,086	0.9%	2,963	2,892	2.5%	7,217	7,194	0.3%
Tampa, FL	2,287	9,704	9,620	0.9%	3,158	3,025	4.4%	6,546	6,595	-0.7%
Nashville, TN	2,260	8,739	8,608	1.5%	2,345	2,397	-2.2%	6,394	6,211	2.9%
Other Florida	636	3,053	3,006	1.6%	1,051	996	5.6%	2,002	2,010	-0.4%
	7,683	31,676	31,320	1.1%	9,517	9,310	2.2%	22,159	22,010	0.7%

Northeast Region
New York, NY	1,452	19,319	19,178	0.7%	6,777	6,953	-2.5%	12,542	12,225	2.6%
Boston, MA	1,388	11,745	11,644	0.9%	2,812	2,892	-2.8%	8,933	8,752	2.1%
	2,840	31,064	30,822	0.8%	9,589	9,845	-2.6%	21,475	20,977	2.4%

Southwest Region
Dallas, TX	2,345	9,296	9,303	-0.1%	3,569	3,536	0.9%	5,727	5,767	-0.7%
Austin, TX	1,272	5,635	5,582	1.0%	2,402	2,357	1.9%	3,233	3,225	0.3%
Denver, CO	218	2,042	1,955	4.4%	558	619	-9.8%	1,484	1,336	11.0%
	3,835	16,973	16,840	0.8%	6,529	6,512	0.3%	10,444	10,328	1.1%

Total	38,177	$ 242,222	$ 239,004	1.3%	$ 67,266	$ 68,071	-1.2%	$ 174,956	$ 170,933	2.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2019

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2019 NOI	YTD 19	YTD 18	Change	YTD 19	YTD 18	Change

West Region
Orange County, CA	4,434	13.6%	96.0%	96.1%	-0.1%	$ 2,347	$ 2,283	2.8%
San Francisco, CA	2,751	13.3%	97.1%	96.8%	0.3%	3,710	3,525	5.2%
Seattle, WA	2,837	8.8%	96.6%	96.7%	-0.1%	2,498	2,379	5.0%
Los Angeles, CA	1,225	4.4%	96.4%	95.8%	0.6%	2,885	2,788	3.5%
Monterey Peninsula, CA	1,565	3.8%	96.6%	97.2%	-0.6%	1,863	1,731	7.6%
Other Southern CA	654	1.6%	96.8%	96.6%	0.2%	1,958	1,870	4.7%
Portland, OR	476	0.9%	96.6%	96.6%	0.0%	1,575	1,565	0.6%
	13,942	46.4%	96.5%	96.5%	0.0%	2,597	2,486	4.4%

Mid-Atlantic Region
Metropolitan DC	7,799	19.2%	97.5%	97.5%	0.0%	2,077	2,013	3.2%
Richmond, VA	1,358	2.4%	97.7%	98.0%	-0.3%	1,377	1,323	4.1%
Baltimore, MD	720	1.5%	97.0%	96.5%	0.5%	1,721	1,696	1.5%
	9,877	23.1%	97.5%	97.5%	0.0%	1,955	1,895	3.2%

Southeast Region
Orlando, FL	2,500	4.2%	96.5%	96.9%	-0.4%	1,400	1,326	5.6%
Tampa, FL	2,287	3.8%	97.0%	97.4%	-0.4%	1,452	1,395	4.1%
Nashville, TN	2,260	3.7%	97.3%	96.6%	0.7%	1,315	1,279	2.8%
Other Florida	636	1.2%	96.0%	96.6%	-0.6%	1,654	1,577	4.9%
	7,683	12.9%	96.8%	97.0%	-0.2%	1,411	1,353	4.3%

Northeast Region
New York, NY	1,452	7.2%	97.8%	97.6%	0.2%	4,518	4,478	0.9%
Boston, MA	1,388	5.2%	96.2%	96.9%	-0.7%	2,920	2,777	5.1%
	2,840	12.4%	97.0%	97.3%	-0.3%	3,744	3,650	2.6%

Southwest Region
Dallas, TX	2,345	3.3%	96.6%	96.4%	0.2%	1,368	1,347	1.6%
Austin, TX	1,272	1.9%	97.4%	96.6%	0.8%	1,509	1,443	4.6%
	3,617	5.2%	96.9%	96.5%	0.4%	1,418	1,381	2.7%

Total/Weighted Avg.	37,959	100.0%	96.9%	96.9%	0.0%	$ 2,162	$ 2,084	3.7%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2019

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 19	YTD 18	Change	YTD 19	YTD 18	Change	YTD 19	YTD 18	Change

West Region
Orange County, CA	4,434	$ 59,933	$ 58,359	2.7%	$ 13,398	$ 12,830	4.4%	$ 46,535	$ 45,529	2.2%
San Francisco, CA	2,751	59,464	56,320	5.6%	13,835	13,380	3.4%	45,629	42,940	6.3%
Seattle, WA	2,837	41,074	39,160	4.9%	10,976	11,025	-0.4%	30,098	28,135	7.0%
Los Angeles, CA	1,225	20,440	19,629	4.1%	5,455	5,187	5.2%	14,985	14,442	3.8%
Monterey Peninsula, CA	1,565	16,902	15,798	7.0%	3,706	3,630	2.1%	13,196	12,168	8.5%
Other Southern CA	654	7,438	7,090	4.9%	1,815	1,756	3.4%	5,623	5,334	5.4%
Portland, OR	476	4,346	4,318	0.6%	1,141	1,058	7.8%	3,205	3,260	-1.7%
	13,942	209,597	200,674	4.4%	50,326	48,866	3.0%	159,271	151,808	4.9%

Mid-Atlantic Region
Metropolitan DC	7,799	94,762	91,854	3.2%	28,816	28,555	0.9%	65,946	63,299	4.2%
Richmond, VA	1,358	10,960	10,564	3.8%	2,734	2,560	6.8%	8,226	8,004	2.8%
Baltimore, MD	720	7,212	7,070	2.0%	2,160	2,128	1.5%	5,052	4,942	2.2%
	9,877	112,934	109,488	3.1%	33,710	33,243	1.4%	79,224	76,245	3.9%

Southeast Region
Orlando, FL	2,500	20,266	19,271	5.2%	5,855	5,555	5.4%	14,411	13,716	5.1%
Tampa, FL	2,287	19,324	18,643	3.7%	6,183	5,969	3.6%	13,141	12,674	3.7%
Nashville, TN	2,260	17,347	16,759	3.5%	4,742	4,722	0.4%	12,605	12,037	4.7%
Other Florida	636	6,059	5,815	4.2%	2,047	2,034	0.7%	4,012	3,781	6.1%
	7,683	62,996	60,488	4.1%	18,827	18,280	3.0%	44,169	42,208	4.6%

Northeast Region
New York, NY	1,452	38,497	38,075	1.1%	13,730	12,770	7.5%	24,767	25,305	-2.1%
Boston, MA	1,388	23,390	22,406	4.4%	5,704	5,641	1.1%	17,686	16,765	5.5%
	2,840	61,887	60,481	2.3%	19,434	18,411	5.6%	42,453	42,070	0.9%

Southwest Region
Dallas, TX	2,345	18,599	18,269	1.8%	7,106	7,175	-1.0%	11,493	11,094	3.6%
Austin, TX	1,272	11,217	10,641	5.4%	4,758	4,621	3.0%	6,459	6,020	7.3%
	3,617	29,816	28,910	3.1%	11,864	11,796	0.6%	17,952	17,114	4.9%

Total	37,959	$ 477,230	$ 460,041	3.7%	$ 134,161	$ 130,596	2.7%	$ 343,069	$ 329,445	4.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market

June 30, 2019

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover (2)(3)
	2Q 2019	2Q 2019	2Q 2019	2Q 2019	2Q 2018	YTD 2019	YTD 2018

West Region
Orange County, CA	1.6%	-0.8%	5.0%	62.6%	56.2%	55.1%	52.8%
San Francisco, CA	5.6%	5.4%	5.8%	59.0%	55.0%	51.8%	49.6%
Seattle, WA	7.0%	9.1%	5.4%	54.1%	54.0%	49.3%	48.5%
Los Angeles, CA	3.1%	1.0%	5.4%	52.7%	54.4%	44.3%	49.4%
Monterey Peninsula, CA	7.1%	6.2%	7.5%	40.2%	42.8%	38.8%	41.1%
Other Southern CA	5.8%	5.3%	6.4%	55.8%	52.1%	51.2%	51.2%
Portland, OR	6.0%	6.5%	5.5%	53.1%	59.8%	47.9%	54.2%
	4.6%	3.5%	5.7%	57.0%	54.1%	50.6%	49.9%

Mid-Atlantic Region
Metropolitan DC	4.0%	2.6%	5.5%	51.5%	49.8%	41.1%	39.6%
Richmond, VA	6.4%	7.0%	5.9%	50.5%	48.7%	45.1%	44.1%
Baltimore, MD	6.5%	7.0%	5.9%	57.9%	66.3%	47.1%	53.5%
	4.4%	3.4%	5.5%	51.9%	51.2%	42.2%	41.6%

Southeast Region
Orlando, FL	4.0%	2.7%	5.5%	55.8%	53.7%	48.6%	49.1%
Tampa, FL	2.9%	0.7%	6.0%	59.3%	57.7%	52.4%	51.5%
Nashville, TN	4.1%	2.3%	5.8%	55.6%	51.5%	47.6%	46.7%
Other Florida	2.8%	1.3%	4.5%	61.2%	46.0%	48.2%	44.7%
	3.6%	1.8%	5.6%	57.3%	53.8%	49.5%	48.8%

Northeast Region
New York, NY	3.6%	2.0%	4.3%	42.5%	59.9%	28.7%	40.1%
Boston, MA	6.3%	6.0%	6.7%	65.0%	58.7%	51.0%	47.8%
	4.6%	4.1%	5.1%	55.9%	59.3%	42.7%	44.2%

Southwest Region
Dallas, TX	3.1%	0.5%	6.2%	51.0%	55.1%	48.1%	51.0%
Austin, TX	4.6%	3.5%	5.7%	56.4%	60.2%	52.3%	53.3%
Denver, CO	8.8%	9.8%	7.8%	60.7%	64.4%	45.3%	62.0%
	4.1%	2.3%	6.2%	53.5%	57.5%	49.4%	52.5%

Total/Weighted Avg.	4.4%	3.2%	5.6%	54.8%	53.8%	47.0%	47.1%

2Q 2018 Weighted Avg. Lease Rate Growth (3)	3.8%	2.7%	4.9%

2Q 2019 Percentage of Total Repriced Homes		50.6%	49.4%

(1)	See Attachment 16 for definitions and other terms.
(2)	2Q19 same-store home count: 38,177. YTD 2019 same-store home count: 37,959.
(3)	2Q18 same-store home count: 38,911. YTD 2018 same-store home count: 38,277.

Attachment 9

UDR, Inc.

Development Summary

June 30, 2019

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
									Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost	Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Debt	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction
N/A	N/A	-	-	$-	$-	$-	$-	N/A	N/A	N/A	-	-
Total Under Construction		-	-	$-	$-	$-	$-

Completed Projects, Non-Stabilized
N/A	N/A	-	-	$-	$-	$-	$-	N/A	N/A	N/A	-	-
Total Completed, Non-Stabilized		-	-	$-	$-	$-	$-

Total - Wholly Owned		-	-	$-	$-	$-	$-

NOI From Wholly-Owned Projects							UDR's Capitalized Interest
		2Q 19						2Q 19

Projects Under Construction		$-						$-
Completed, Non-Stabilized		-
Total		$-

Unconsolidated Joint Ventures (2)
									Schedule		Percentage
		Own.	# of	Compl.	Cost to	Budgeted	Project		Initial
Community	Location	Interest	Homes	Homes	Date (3)	Cost	Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Vitruvian West Phase 2	Addison, TX	50%	366	-	$16,928	$64,000	$-	1Q19	2Q20	1Q21	-	-
Total Under Construction			366	-	$16,928	$64,000	$-

Completed Projects, Non-Stabilized
N/A	N/A	N/A	-	-	$-	$-	$-	N/A	N/A	N/A	-	-
Total Completed, Non-Stabilized			-	-	$-	$-	$-

Total - Unconsolidated Joint Ventures			366	-	$16,928	$64,000	$-

UDR's Share of NOI From Unconsolidated Joint Venture Projects							UDR's Capitalized Interest

		2Q 19						2Q 19
Projects Under Construction		$(11)						$84
Completed, Non-Stabilized		-
Total		$(11)

Projected Stabilized Yield on Development Projects Over Respective Market Cap Rates:								150-200 bps

(1)	See Attachment 16 for definitions and other terms.
(2)	Unconsolidated developments are presented at 100%.
(3)	Cost to Date includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.

Attachment 10

UDR, Inc.

Redevelopment Summary

June 30, 2019

(Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule			Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost			Same-
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Start	Compl.	Store (3)	Leased	Occupied

Projects in Redevelopment

10 Hanover Square	New York, NY	493	493	63	$2,897	$25,000	$51	1Q19	1Q21	2Q22	89.3%	88.6%
Garrison Square	Boston, MA	160	160	20	1,724	10,500	66	1Q19	4Q20	2Q22	86.3%	86.3%
Total		653	653	83	$4,621	$35,500	$54

UDR's Capitalized Interest
2Q 19
$142

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.

Attachment 11

UDR, Inc.

Land Summary

June 30, 2019

(Dollars in Thousands)

(Unaudited) (1)

		UDR Ownership	Real Estate	UDR's Share
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
Vitruvian Park®	Addison, TX	100%	$ 13,652	$ 13,652	Complete		In Process
Dublin	Dublin, CA	100%	16,347	16,347	In Process	In Process
500 Penn Street NE	Washington, DC	100%	29,917	29,917	Complete	In Process
Cirrus (3)	Denver, CO	100%	17,209	17,209	Complete	In Process
Total			$ 77,125	$ 77,125

			Real Estate	UDR's Share
Unconsolidated Joint Ventures			Cost Basis	Cost Basis

UDR/MetLife Land - 4 parcels	Addison, TX	50%	$ 41,551	$ 20,776	Complete	In Process	In Process
Total			$ 41,551	$ 20,776

Total			$ 118,676	$ 97,901

UDR's Capitalized Interest

2Q 19
$ 1,010

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development:  During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development:  Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Formerly known as 1590 Grove Street.

Attachment 12(A)

UDR, Inc.

Unconsolidated Joint Venture Summary

June 30, 2019

(Dollars in Thousands)

(Unaudited) (1)

			# of		Physical	Total Rev. per	Net Operating Income
	Property	Own.	Comm. /	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Type	Interest	Parcels	Homes (2)	2Q 19	2Q 19	2Q 19	YTD 19	YTD 19 (3)
UDR / MetLife
Operating communities	Various	50%	26	6,626	95.9%	$ 3,186	$ 20,849	$ 41,153	$ 82,040
Non-Mature	Various	50%	2	533	96.5%	2,564	1,160	2,239	4,478
Development communities	Mid-rise	50%	1	-	-	-	(11)	(16)	(32)
Land parcels		50%	4	-	-	-	(16)	(28)	(55)
UDR / KFH
Held for Disposition communities (4)	High-rise	30%	2	443	97.3%	3,001	827	1,643	5,476
UDR / West Coast Development JV
Operating communities	Mid-rise	47%	1	293	92.8%	2,663	614	1,197	2,540
Total			36	7,895	95.9%	$ 3,119	$ 23,423	$ 46,188	$ 94,447

	Gross Book Value				Weighted
	of JV Real	Total Project	UDR's Equity		Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (5)	Debt (5)	Investment		Interest Rate	Maturities

UDR / MetLife
Operating communities	$ 2,962,218	$ 1,640,994	$ 424,726		4.21%	2020-2029
Non-Mature	186,132	111,779	44,119		4.27%	2028
Development communities	16,928	-	11,648		N/A	N/A
Land parcels	41,551	-	33,434		N/A	N/A
UDR / KFH
Held for Disposition communities (4)	203,236	129,449	(2,006)		4.52%	2025-2026
UDR / West Coast Development JV
Operating communities	129,360	55,600	35,394		4.64%	2019
Total	$ 3,539,425	$ 1,937,822	$ 547,315		4.25%

	Joint Venture
	Same-Store	2Q 19 vs. 2Q 18 Growth				2Q 19 vs. 1Q 19 Growth
Joint Venture Same-Store Growth	Communities (6)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	26	2.4%	3.3%	1.9%		1.7%	-1.9%	3.6%
Total	26	2.4%	3.3%	1.9%		1.7%	-1.9%	3.6%

	Joint Venture
	Same-Store	YTD 19 vs. YTD 18 Growth
Joint Venture Same-Store Growth	Communities (6)	Revenue	Expense	NOI

UDR / MetLife	25	2.2%	2.7%	1.9%
Total	25	2.2%	2.7%	1.9%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes homes completed for the period ended June 30, 2019.
(3)	Represents NOI at 100% for the period ended June 30, 2019.
(4)

In 2Q19, the UDR/KFH joint venture sold one of its three communities to an unaffiliated third-party.  The remaining two communities are classified as held for disposition as of June 30, 2019 by the joint venture.  Subsequent to quarter-end, a second community was sold to an unaffiliated third-party.  UDR is under contract to acquire the third community.

(5)

Joint ventures and partnerships represented at 100%.  Debt balances are presented net of deferred financing costs. The gross book value of real estate assets for UDR / West Coast Development JV represents the going-in valuation.

(6)	Joint Venture Same-Store growth is presented at UDR’s ownership interest.

Attachment 12(B)

UDR, Inc.

Developer Capital Program (2)

June 30, 2019

(Dollars in Thousands)

(Unaudited) (1)

West Coast Development JV (3)
					UDR Initial	UDR
		Own.	# of	Going-in	Investment	Share of		Schedule		Percentage
Community	Location	Interest	Homes	Valuation	Cost	Debt (4)	Start	Compl.	Stabilization	Leased	Occupied

Completed Projects, Non-Stabilized
The Arbory	Hillsboro, OR	49%	276	$ 68,400	$16,121	$ 17,321	4Q16	4Q18	2Q19	94.6%	92.8%
Total - West Coast Development JV			276	$ 68,400	$16,121	$ 17,321

Economics For West Coast Development JV

				2Q 2019 at UDR's Share
										Income from
		UDR's Equity	Preferred	Preferred						Preferred Equity
		Investment (5)	Return	Return	Net Operating Income		Interest and Other Expense			Investment (6)

The Arbory (3)		$ 17,295	6.5%	$ 174	$199			$(76)		$ 297

Total - West Coast Development JV		$ 17,295		$ 174	$199			$(76)		$ 297

Developer Capital Program - Other

								Income from
		# of	UDR Investment		Return	Years to		Investment	Upside	Investment
Community	Location	Homes	Commitment (7)	Balance (7)	Rate	Maturity		2Q 2019	Participation	Type
The Portals	Washington, DC	373	$ 38,559	$ 45,574	11.0%	1.9		$ 1,234	-	Mezzanine Loan
1532 Harrison	San Francisco, CA	136	24,645	28,943	11.0%	3.0		774	-	Preferred Equity
1200 Broadway	Nashville, TN	313	55,558	61,395	8.0%	3.3		1,206	Variable	Preferred Equity
Alameda Point Block 11 (8)	Alameda, CA	220	20,000	23,472	12.0%	0.5		759	-	Secured Loan
Junction	Santa Monica, CA	66	8,800	9,773	12.0%	3.1		287	-	Preferred Equity
1300 Fairmount	Philadelphia, PA	471	51,393	23,373	Variable (9)	4.1		519	Variable	Preferred Equity
Essex	Orlando, FL	330	12,886	13,905	12.5%	4.2		407	-	Preferred Equity
Modera Lake Merritt	Oakland, CA	173	27,250	14,549	9.0%	5.0		256	Variable	Preferred Equity
Total - Developer Capital Program - Other		2,082	$ 239,091	$ 220,984	10.0%	3.2		$ 5,442

Total Developer Capital Program - UDR Initial Investment Cost/Investment Balance, Including Accrued Return as of quarter-end									$ 243,539

(1)	See Attachment 16 for definitions and other terms.
(2)

UDR's investments noted above are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

(3)

On the West Coast Development JV communities, UDR receives a 6.5% preferred return on our equity investment cost until stabilization.  Our partner assumes all economics until stabilization.  Upon stabilization, economics will be shared between UDR and our partner.  A community is considered stabilized when it reaches 80% occupancy for ninety consecutive days.  UDR has the option to purchase each community at a fixed price commencing one year after completion.

(4)	Debt balances are presented net of deferred financing costs.
(5)	UDR's equity investment of $17.3 million is inclusive of outside basis, depreciation expense and our accrued preferred return, which differs from our investment cost of $16.1 million.
(6)	Excludes depreciation expense.
(7)	Investment commitment represents maximum loan principal or equity and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(8)

In March 2018, UDR made a $20.0 million secured loan to a third-party developer to acquire a parcel of land upon which the developer will construct a 220 apartment home community.  The loan is secured by the land parcel and is reflected in notes receivable, net on the Consolidated Balance Sheets and interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

(9)	As of quarter-end, the return rate on our investment in 1300 Fairmount was 12.0%.

Attachment 13

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

June 30, 2019

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership	UDR Investment	Return	# of
Date of Investment	Community	Location	Interest	Interest	Commitment	Rate	Homes

Developer Capital Program - Other

Apr-19	Modera Lake Merrit	Oakland, CA	N/A	N/A	$ 27,250	9.0%	173
					$ 27,250	9.0%	173

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Acquisitions - Wholly-Owned

Jan-19	Parallel	Orange County, CA	49%	100%	$ 122,600	$-	386	$318
Jan-19	CityLine II	Seattle, WA	49%	100%	61,300	-	155	395
Feb-19	Leonard Pointe	New York, NY	0%	100%	132,100	-	188	703
Feb-19	Peridot Palms	Tampa, FL	0%	100%	98,300	-	381	258
Apr-19	Rodgers Forge	Baltimore, MD	0%	100%	86,400	-	498	173
May-19	Park Square	Philadelphia, PA	0%	100%	107,300	-	313	343
May-19	The Preserve at Gateway	Tampa, FL	0%	100%	49,400	-	240	206
Jun-19	Currents on the Charles	Boston, MA	0%	100%	84,600	-	200	423
					$ 742,000	$-	2,361	$314

Acquisitions - Wholly-Owned Land

Jan-19	500 Penn Street NE	Washington, DC	0%	100%	$ 27,100	$-	-	$-
Feb-19	Cirrus (3)	Denver, CO	0%	100%	13,700	-	-	-
					$ 40,800	$-	-	$-

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Joint Ventures

May-19	Twenty400	Metropolitan, DC	30%	0%	$ 74,800	$36,245	217	$345
					$ 74,800	$36,245	217	$345

Dispositions - Wholly-Owned Land

Jun-19	Wilshire La Jolla	Los Angeles, CA	100%	0%	$ 38,000	$-	-	$-
					$ 38,000	$-	-	$-

(1)	See Attachment 16 for definitions and other terms.
(2)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(3)	Formerly known as 1590 Grove Street.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

June 30, 2019

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Six Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	June 30, 2019	per Home	of NOI	June 30, 2019	per Home	of NOI

Average number of homes (3)		41,268			40,509

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$4,193	$102		$ 7,538	$186
Building exteriors	5 - 20	4,230	103		5,406	133
Landscaping and grounds	10	1,584	38		2,235	55
Total asset preservation		10,007	242		15,179	375

Turnover related	5	2,743	66		4,789	118

Total Recurring Cap Ex		12,750	309	7%	19,968	493	5%

NOI Enhancing Cap Ex	5 - 20	10,307	250		16,640	411

Total Recurring and NOI Enhancing Cap Ex		$23,057	$559		$ 36,608	$904

		Three Months			Six Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		June 30, 2019	per Home		June 30, 2019	per Home

Average number of homes (3)		41,268			40,509

Contract services		$5,854	$142		$ 10,720	$265

Turnover related expenses		1,966	48		3,253	80

Other Repair and Maintenance
Building interiors		2,111	51		3,963	98
Building exteriors		495	12		948	23
Landscaping and grounds		190	5		512	13
Total Repair and Maintenance		$10,616	$257		$ 19,396	$479

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.

Attachment 15

UDR, Inc.

Full-Year 2019 Guidance

June 30, 2019

(Unaudited) (1)

		Full-Year 2019 Guidance
				Change from
Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	3Q 2019	Full-Year 2019	Prior Guidance	Prior Midpoint

Income/(loss) per weighted average common share, diluted	$0.11 to $0.13	$0.38 to $0.41	$0.36 to $0.40	$0.015
FFO per common share and unit, diluted	$0.52 to $0.54	$2.09 to $2.12	$2.05 to $2.09	$0.035
FFO as Adjusted per common share and unit, diluted	$0.51 to $0.53	$2.05 to $2.08	$2.03 to $2.07	$0.015
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.46 to $0.48	$1.89 to $1.92	$1.87 to $1.91	$0.015
Annualized dividend per share and unit		$1.37	$1.37	-

				Change from
Same-Store Guidance		Full-Year 2019	Prior Guidance	Prior Midpoint

Revenue growth		3.40% - 4.00%	3.00% - 4.00%	0.20%
Expense growth		2.50% - 3.00%	2.75% - 3.75%	(0.50%)
NOI growth		3.75% - 4.50%	3.25% - 4.25%	0.375%
Physical occupancy		96.8% - 97.0%	96.8% - 97.0%	-

Same-Store homes		37,959	37,959	-

				Change from
Sources of Funds ($ in millions)		Full-Year 2019	Prior Guidance	Prior Midpoint

AFFO in Excess of Dividends		$165 to $174	$158 to $170	$6
Debt, LOC Draw / Paydown and Sales Proceeds		$350 to $650	$350 to $550	$50
Equity Issuance		$312	$192	$120
Cash and cash equivalents		$185	$185	-

				Change from
Uses of Funds ($ in millions)		Full-Year 2019	Prior Guidance	Prior Midpoint

Debt maturities inclusive of principal amortization (2)		$73	$73	-
Development spending and land acquisitions		$90 to $125	$100 to $150	($18)
Redevelopment and other non-recurring		$25 to $35	$25 to $35	-
Operations Platform		$35 to $45	$25 to $35	$10
Developer Capital Program		$35 to $45	$35 to $45	-
Acquisitions		$700 to $950	$565 to $725	$180
NOI enhancing capital expenditures inclusive of Kitchen and Bath		$40 to $45	$40 to $45	-

				Change from
Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2019	Prior Guidance	Prior Midpoint

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		($140) to ($146)	($138) to ($146)	($1)
Capitalized interest (3)		$3 to $7	$3 to $7	-
General and administrative		($48) to ($52)	($48) to ($52)	-
Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted		$75 to $80	$75 to $80	-
Average stabilized homes		41,000	40,200	800
Recurring capital expenditures per home		$1,210	$1,210	-

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.
(3)

Excludes capitalized interest on joint venture and partnership level debt, which is included in the guidance for "Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted" above.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

June 30, 2019

(Unaudited)

Acquired Communities:  The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders:  The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted.  AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO.  Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs.  AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions.  A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items:  The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Controllable Expenses:  The Company refers to property operating and maintenance expenses as Controllable Expenses.

Controllable Operating Margin:  The Company defines Controllable Operating Margin as (i) rental income less Controllable Expenses (ii) divided by rental income. Management considers Controllable Operating Margin a useful metric as it provides investors with an indicator of the Company’s ability to limit the growth of expenses that are within the control of the Company.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):  The Company defines EBITDAre as net income/(loss) (computed in accordance GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and will enable investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective New Lease Rate Growth:  The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

June 30, 2019

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders:  The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted.  However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs.  FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity.  A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders:    The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures.  This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018.  In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs.  A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities:   The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	2Q 2019	YTD 2019
Income/(loss) from unconsolidated entities	$6,625	$6,674
Management fee	1,341	2,562
Interest expense	10,272	20,594
Depreciation	15,211	30,885
General and administrative	141	273
West Coast Development JV Preferred Return - Attachment 12(B)	(174)	(450)
Developer Capital Program - Other (excludes Alameda Point Block 11)	(4,683)	(8,655)
Other (income)/expense	324	243
NOI related to sold properties	(184)	(456)
(Gain)/loss on sales	(5,251)	(5,251)
Total Joint Venture NOI at UDR's Ownership Interest	$23,622	$46,419

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt.  Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.875% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations.  A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Net income/(loss) attributable to UDR, Inc.	$ 35,619	$ 24,503	$82,139	$18,610	$ 20,601
Property management	8,006	7,703	7,280	7,240	7,057
Other operating expenses	2,735	5,646	3,952	3,314	2,825
Real estate depreciation and amortization	117,934	112,468	106,469	107,881	106,520
Interest expense	34,417	33,542	38,226	34,401	31,598
Casualty-related charges/(recoveries), net	246	-	(243)	678	746
General and administrative	12,338	12,467	10,955	11,896	12,373
Tax provision/(benefit), net	125	2,212	70	158	233
(Income)/loss from unconsolidated entities	(6,625)	(49)	(36)	1,382	2,032
Interest income and other (income)/expense, net	(1,310)	(9,813)	(1,660)	(1,188)	(1,128)
Joint venture management and other fees	(2,845)	(2,751)	(2,935)	(2,888)	(3,109)
Other depreciation and amortization	1,678	1,656	1,616	1,682	1,684
(Gain)/loss on sale of real estate owned, net of tax	(5,282)	-	(65,897)	-	-
Net income/(loss) attributable to noncontrolling interests	2,699	2,099	7,476	1,648	1,843
Total consolidated NOI	$ 199,735	$ 189,683	$187,412	$184,814	$ 183,275

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

June 30, 2019

 (Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"):  The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities:  The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy:  The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities:  The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters.  These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project’s annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Sold Communities:  The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities:  The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:   The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction costs on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Developments as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:  The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments.  TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

YTD Same-Store Communities:  The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years.  These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

June 30, 2019

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team.  The following reconciles from GAAP Net income/(loss) per share for full year 2019 and third quarter of 2019 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2019
	Low	High

Forecasted net income per diluted share	$ 0.38	$ 0.41
Conversion from GAAP share count	(0.04)	(0.04)
Net gain on the sale of depreciable real estate owned	(0.03)	(0.03)
Depreciation	1.74	1.74
Noncontrolling interests	0.03	0.03
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$ 2.09	$ 2.12
Legal and other costs	0.01	0.01
Net gain on the sale of non-depreciable real estate owned	(0.02)	(0.02)
Cost associated with debt extinguishment	-	-
Casualty-related charges/(recoveries)	-	-
Joint venture development success fee	(0.01)	(0.01)
Promoted interest on settlement of note receivable, net of tax	(0.02)	(0.02)
Forecasted FFO as Adjusted per diluted share and unit	$ 2.05	$ 2.08
Recurring capital expenditures	(0.16)	(0.16)
Forecasted AFFO per diluted share and unit	$ 1.89	$ 1.92

	3Q 2019
	Low	High

Forecasted net income per diluted share	$ 0.11	$ 0.13
Conversion from GAAP share count	(0.01)	(0.01)
Net gain on the sale of depreciable real estate owned	(0.02)	(0.02)
Depreciation	0.43	0.43
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$ 0.52	$ 0.54
Legal and other costs	-	-
Cost associated with debt extinguishment	-	-
Casualty-related charges/(recoveries)	-	-
Joint venture development success fee	(0.01)	(0.01)
Forecasted FFO as Adjusted per diluted share and unit	$ 0.51	$ 0.53
Recurring capital expenditures	(0.05)	(0.05)
Forecasted AFFO per diluted share and unit	$ 0.46	$ 0.48